Exhibit 99.77(q)

ITEM 77Q - Exhibits

(a)(1)

Plan of Liquidation and Dissolution of Series with respect to ING Alternative Beta Fund, effective October 12, 2012 – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by referenced.